                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  April 16, 1998




                              APPLIED POWER INC.
                              -----------------
            (Exact name of Registrant as specified in its charter)


       Wisconsin                    1-11288                   39-0168610
       ---------                    -------                   ----------
(State of incorporation)     (Commission File No.)     (I.R.S. Employer Id. No.)


                        13000 West Silver Spring Drive
                           Butler, Wisconsin  53007
         Mailing address:  P. O. Box 325, Milwaukee, Wisconsin  53201
         ------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                (414) 781-6600
                                --------------
             (Registrant's telephone number, including area code)

Item 5.  Other Events
---------------------

Applied Power Inc. (the "Company") is filing this Current Report on Form 8-K to restate its earnings per share information and to file as exhibits the related restated financial data schedules for prior fiscal years and interim periods not already so restated.

As disclosed in the Company's Quarterly Report on Form 10-Q for its second quarter ended February 28, 1998, the Company adopted during that period Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share," as required, and, in that Form 10-Q included restated earnings per share information for the three months and six months ended February 28, 1997 and filed a restated financial data schedule for the six months ended February 28, 1997, as required by SFAS No. 128 and Item 601(c)(2)(iii) of Regulation S-K.

On January 8, 1998, the Board of Directors authorized a two-for-one stock split effected in the form of a 100 percent stock dividend to shareholders of record on January 22, 1998. To effect the stock split, a total of 13,891,578 shares of the Company's common stock were issued on February 3, 1998. All references in the following tables to the average number of common shares and related per share amounts have been restated to reflect the stock split.

The following tables set forth the restated earnings per share information required by SFAS No. 128 for the required fiscal years and for the interim periods not previously restated:

A.  EARNINGS PER SHARE - for each of the last five fiscal years:


(In Millions, except per share amounts)

                                                                 For the years ended  August 31,
                                                    ---------------------------------------------------------
                                                     1997         1996          1995       1994         1993
                                                    ------       ------        ------     ------       ------
Earnings(Loss):
    Continuing Operations                             42.0         33.7          25.0       16.9          7.1 (1)
    Discontinued Operations                              -            -             -       (0.4)        (3.8)
    Extraordinary Loss                                   -            -          (4.9)         -            -
    Cumulative Effect of Accounting Change               -            -             -          -         (4.4)
                                                     -----        -----         -----      -----       ------
    Net Earnings(Loss)                               $42.0        $33.7         $20.1      $16.5       $ (1.1)
                                                     =====        =====         =====      =====       ======

Basic Earnings(Loss) Per Share:
    Weighted average common shares outstanding        27.5         27.0          26.6       26.1         26.0
                                                     =====       ======         =====      =====       ======

    Continuing Operations                            $1.53        $1.25         $0.94      $0.65        $0.27 (1)
    Discontinued Operations                              -            -             -      (0.02)       (0.14)
    Extraordinary Loss                                   -            -         (0.18)         -            -
    Cumulative Effect of Accounting Change               -            -             -          -        (0.17)
                                                     -----        -----         -----      -----       ------
    Net Earnings(Loss) Per Share                     $1.53        $1.25         $0.76      $0.63       $(0.04)
                                                     =====        =====         =====      =====       ======
Diluted Earnings(Loss) Per Share:
    Weighted average common and equivalent
    shares outstanding                                28.8         28.0          27.5       26.6         26.2
                                                     =====        =====         =====      =====       ======

    Continuing Operations                            $1.46        $1.21         $0.91      $0.64       $ 0.27 (1)
    Discontinued Operations                              -            -             -      (0.02)       (0.14)
    Extraordinary Loss                                   -            -         (0.18)         -            -
    Cumulative Effect of Accounting Change               -            -             -          -        (0.17)
                                                     -----        -----         -----      -----       ------
    Net Earnings(Loss) Per Share                     $1.46        $1.21         $0.73      $0.62       $(0.04)
                                                     =====        =====         =====      =====       ======

(1) Earnings from Continuing Operations for 1993 reflect after-tax restructuring charges of $5.0 ($0.19 per share).

B. EARNINGS PER SHARE - for the quarter ended November 30, 1997 and for each quarter of the last two fiscal years:

(In Thousands, except per share amounts)
                                          For the quarter ended
                                                 Nov 30,
                                                  1997
                                                 -------

Net Earnings                                     $12,186

Basic Earnings Per Share:
   Weighted average common shares                 27,682
   outstanding

   Net earnings per share                        $  0.44
                                                 =======

Diluted Earnings Per Share:
   Weighted average common and equivalent
   shares outstanding                             29,303

   Net earnings per share                        $  0.42
                                                 =======



                                                                  For the quarters ended
                                                  -------------------------------------------------------          Fiscal
                                                   Nov 30,        Feb 28,         May 31,         Aug 31,           1997
                                                    1996           1997            1997            1997             Total
                                                   -------        -------         -------         -------          -------
Net Earnings                                       $ 9,540        $ 9,469         $11,098         $11,931          $42,038

Basic Earnings Per Share:
   Weighted average common shares outstanding       27,396         27,535          27,586          27,620           27,530


   Net earnings per share                          $  0.35        $  0.34         $  0.40         $  0.43          $  1.53
                                                   =======        =======         =======         =======          =======

Diluted Earnings Per Share:
   Weighted average common and equivalent
   shares outstanding                               28,372         28,691          28,809          29,076           28,754

   Net earnings per share                          $  0.34        $  0.33         $  0.39         $  0.41          $  1.46
                                                   =======        =======         =======         =======         ========


                                                              For the quarters ended
                                           ----------------------------------------------------------         Fiscal
                                              Nov 30,        Feb 29,        May 31,         Aug 31,            1996
                                               1995           1996           1996            1996              Total
                                           -----------     ----------     ----------      -----------        ---------

Net Earnings                                 $ 7,710         $ 7,650        $ 9,145         $ 9,224           $33,729

Basic Earnings Per Share:
   Weighted average common shares             26,819          26,841         26,942          27,214            26,957
     outstanding

   Net earnings per share                    $  0.29         $  0.29        $  0.34         $  0.34           $  1.25
                                             =======         =======        =======         =======           =======

Diluted Earnings Per Share:
   Weighted average common and equivalent
     shares outstanding                       27,985          27,845         27,989          28,042            27,967

   Net earnings per share                    $  0.28         $  0.27        $  0.33         $  0.33           $  1.21
                                             =======         =======        =======         =======           =======


C.   EARNINGS PER SHARE - calculation for each of the last three fiscal years:

(In Thousands, except per share amounts)
                                                                  For the years ended August 31,
                                                       -------------------------------------------------
                                                            1997              1996               1995
                                                       -------------      ------------        ----------
Numerator:
   Net earnings before extraordinary loss                 $42,038            $33,729            $25,005
   Extraordinary loss                                           -                  -             (4,920)
                                                          -------            -------            -------
   Net earnings for basic and diluted earnings per        $42,038            $33,729            $20,085
     share                                                =======            =======            =======

Denominator:
   Weighted average common shares outstanding for
     basic earnings per share                              27,530             26,957             26,559

   Net effect of dilutive options based on the
     treasury stock method using average                    1,224              1,010                932
     market price                                         -------            -------            -------

   Weighted average common and equivalent shares
     outstanding for diluted earnings per share            28,754             27,967             27,491
                                                          =======            =======            =======
Basic Earnings Per Share:
   Net earnings before extraordinary loss                 $  1.53            $  1.25            $  0.94
   Extraordinary loss                                           -                  -              (0.18)
                                                          -------            -------            -------
   Net earnings per share                                 $  1.53            $  1.25            $  0.76
                                                          =======            =======            =======
Diluted Earnings Per Share:
   Net earnings before extraordinary loss                 $  1.46            $  1.21            $  0.91
   Extraordinary loss                                           -                  -              (0.18)
                                                          -------            -------            -------
   Net earnings per share                                 $  1.46            $  1.21            $  0.73
                                                          =======            =======            =======

Item 7.  Financial Statements and Exhibits
------------------------------------------

(c)  See Index to Exhibits on page 7, which is incorporated herein by reference.




                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           APPLIED POWER INC.



Date:  April 16, 1998                      By: /s/Robert C. Arzbaecher
                                               -----------------------
                                               Robert C. Arzbaecher,
                                               Vice President and
                                               Chief Financial Officer

                              APPLIED POWER INC.

                               INDEX TO EXHIBITS

                            FORM 8-K CURRENT REPORT
                        Date of Report:  April 16, 1998


  Exhibit                                                       Incorporated Herein
  Number                        Description                       By Reference To              Page No.
----------           ---------------------------------         ----------------------        ------------

  27.1               Restated Financial Data Schedule                                              8
                     (fiscal year ended August 31, 1997)

  27.2               Restated Financial Data Schedule                                              9
                     (fiscal year ended August 31, 1996)

  27.3               Restated Financial Data Schedule                                             10
                     (fiscal year ended August 31, 1995)

  27.4               Restated Financial Data Schedule               Exhibit 27.1 to
                     (six month period ended February 28, 1998)     Registrant's Form 10-Q
                                                                    for quarter ended
                                                                    February 28, 1998

  27.5               Restated Financial Data Schedule                                             11
                     (three month period ended November 30, 1997)

  27.6               Restated Financial Data Schedule                                             12
                     (nine month period ended May 31, 1997)

  27.7               Restated Financial Data Schedule               Exhibit 27.2 to
                     (six month period ended February 28, 1997)     Registrant's Form 10-Q
                                                                    for quarter ended
                                                                    February 28, 1998

  27.8               Restated Financial Data Schedule                                             13
                     (three month period ended November 30, 1996)

  27.9               Restated Financial Data Schedule                                             14
                     (nine month period ended May 31, 1996)

  27.10              Restated Financial Data Schedule                                             15
                     (six month period ended February 29, 1996)

  27.11              Restated Financial Data Schedule                                             16
                     (three month period ended November 30, 1995)